UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2011

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2011, Duke Realty Corporation, an Indiana corporation (the “Company”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended June 30, 2011. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On July 28, 2011, the Company also held a conference call to discuss the Company’s financial results for the quarter ended June 30, 2011. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

On or around August 1, 2011, Duke Realty Limited Partnership, an Indiana Limited Partnership (the “Operating Partnership”) of which the Company is the sole general partner, distributed a Notice of Exchangeability to the holders of the Operating Partnership’s 3.75% Exchangeable Senior Notes due 2011. The form of the notice is attached hereto as Exhibit 99.3 and is incorporated into this Item 8.01 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated July 27, 2011, with respect to its financial results for the quarter ended June 30, 2011.*

99.2	Duke Realty Corporation transcript from the conference call held on July 28, 2011, with respect to its financial results for the quarter ended June 30, 2011.*

99.3	Notice of Exchangeability.

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ HOWARD L. FEINSAND
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: August 2, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated July 27, 2011, with respect to its financial results for the quarter ended June 30, 2011.*

99.2	Duke Realty Corporation transcript from the conference call held on July 28, 2011, with respect to its financial results for the quarter ended June 30, 2011.*

99.3	Notice of Exchangeability.

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished’’ and not “filed’’, as described in Item 2.02 of the Current Report.